As filed with the Securities and Exchange Commission on or about November 16, 2007

Registration No. 33-50390 and 811-7076

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No. 32	☒

and/or

REGISTRATION STATEMENT Under the Investment Company Act of 1940 Amendment No. 33	☒

WILSHIRE MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

1299 Ocean Avenue, Suite 700

Santa Monica, California 90401

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 451-3051

(Name and Address of Agent for Service)	Copy to:

Lawrence E. Davanzo c/o Wilshire Associates Incorporated 1299 Ocean Avenue, Suite 700 Santa Monica, California 90401	Cathy G. O’Kelly Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b); or
☐	on (date) pursuant to paragraph (b); or
☐	60 days after filing pursuant to paragraph (a)(1); or
☐	on (date) pursuant to paragraph (a)(1); or
☐	75 days after filing pursuant to paragraph (a)(2); or
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	WILSHIRE MUTUAL FUNDS, INC. Investment and Institutional Class Shares of Wilshire Large Cap Core 130/30 Fund (http://www.wilfunds.com)	November 16, 2007

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this Fund or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

This prospectus describes the Wilshire Large Cap Core 130/30 Fund (the “Fund”) offered by the Wilshire Mutual Funds, Inc. (the “Company,” “we” or “us”).

Investment Objective

The Fund seeks capital appreciation. The Fund normally invests at least 85% of its net assets in large cap securities. Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index—greater than approximately $835 million as of October 31, 2007.

On the following pages you will find important information about the Fund and its Institutional and Investment classes of shares, including:

•

the investment adviser of the Fund, Wilshire Associates Incorporated (“Wilshire”), which allocates portions of the Fund’s assets among one or more sub-advisers (each a “Sub-Adviser”) with complementary management styles and securities selection disciplines, and monitors the performance of the Fund;

•	the main investment strategies used by Wilshire and the Fund’s Sub-Advisers, in seeking to achieve the Fund’s objective;

•	the main risks of an investment in the Fund; and

•	the fees and expenses that you will pay as a shareholder of the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. You could lose money by investing in the Fund.

INVESTMENT AND RISK SUMMARY

Main Investment Strategy

The Fund invests substantially all its assets in growth and value stocks of large cap companies. Each Sub-Adviser will take long positions in securities it believes has the ability to outperform the Russell 1000® Index and will sell short securities it believes are likely to underperform. Selling short allows a Sub-Adviser to sell a security it does not own in anticipation of a possible decline in market price of that security. To complete the short sale, the Fund buys back the same security in the market and returns it to the lender. The Fund makes money when it buys the shorted security at a lower price. The Fund loses money on a short sale when the price of the security goes up and the Sub-Adviser must pay more for the security to return it to the lender. The Fund pays interest to the lender for borrowing the security. This expense is shown in the expense table (see table on page xx). Each Sub-Adviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.

The Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions. The Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%. Short sales allow the Fund to earn returns on securities a Sub-Adviser believes will underperform and to maintain additional long positions while keeping the Fund’s net exposure to the market at a level similar to a “long only” strategy. As a result, the Fund intends to maintain approximately 100% net long exposure.

Until a short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities. If the Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any collateral obligation. In addition, the Fund must maintain sufficient liquid assets (less any collateral held by the broker), marked-to-market daily, to cover its short sales obligations. Generally, the Fund must return to the lender any dividends or interest earned on a security during the period of the loan.

The Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). The Fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The Fund also may engage in short sales of ETFs and similarly structured pooled investments. The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

Who May Want to Invest in the Fund

The Wilshire Large Cap Core 130/30 Fund may appeal if you:

•	are a long-term investor;

•	seek growth of capital:

•	are willing to accept the risk that the value of your investment may decline in order to seek long-term capital growth; or

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•	are looking for an investment with potential for higher risk and return due to the short selling strategy.

Main Investment Risks

The Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. Price fluctuations may not be related to the fundamental characteristics of the companies issuing its securities. For example, if large capitalization stocks fall out of favor generally with investors, the value of the Fund may decline.

Short sales involve costs and risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. As a result, the Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, the Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund is using a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

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PERFORMANCE AND FEE INFORMATION

Fund Performance

No performance information is provided since the Fund was launched on November 16, 2007.

Fees and Expenses of the Fund

As a benefit of investing in the Fund, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold the Fund’s shares, based on estimated total expenses for 2007 since the Fund was launched on November 16, 2007.

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets) as a percentage of average daily net assets:

	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses
Dividend Expense on Securities Sold Short	0.68%	0.68%
Interest Expense on Borrowing	1.29%	1.29%
Remainder of Other Expenses	0.35%	0.35%
Total Other Expenses	2.32%	2.32%

Total Annual Fund Operating Expenses	3.57%	3.32%
Less Waivers/Reimbursements[1]	0.10%	0.10%
Net Annual Fund Operating Expenses	3.47%	3.22%

(1)	Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fee to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class shares and Institutional Class shares, respectively. This agreement to limit expenses continues through at least December 31, 2008. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example:

This example helps you to compare the cost of investing in the Wilshire Large Cap Core 130/30 Fund with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Fund, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) total annual Fund operating expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses and performance may be higher or lower than those shown.

	Investment Class	Institutional Class
1 Year	$349	$324
3 Years	$1,084	$1,011

MORE INFORMATION ABOUT INVESTMENTS AND RISKS

Wilshire serves as the investment adviser to the Fund. As part of its management and oversight of the Fund, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of the Fund’s assets among the selected Sub-Advisers through the use of sophisticated models. In its discretion,

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Wilshire may allocate no assets to a given Sub-Adviser. Each Sub-Adviser manages a portion of the Fund. Wilshire selects Sub-Advisers to manage the assets of the Fund, subject to approval of the Company’s Board of Directors, based upon a due diligence process that focuses on, but is not limited to, each Sub-Adviser’s philosophy and process, people and organization, resources, and performance.

Wilshire conducts its investment decision-making through an investment committee structure. The investment committee reviews the daily performance of the Fund and the Sub-Advisers. Additionally, the risk profiles of the Fund and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers.

The investment philosophies of the Sub-Adviser of the Fund are described in more detail below. No assurances exist that the Fund will achieve its objective.

AG Asset Management, LLC

AG Asset Management, LLC (“AG-AM”) serves as a Sub-Adviser to the Fund. AG-AM’s objective is to achieve long-term capital appreciation in excess of the Russell 1000 Index through investment in a diversified portfolio of approximately 60 to 80 securities, with both long and short positions held in a so-called “130/30” structure. In order to achieve the strategy objectives, AG-AM uses an “Active Extension” strategy, designed to leverage its current research process by including the short sales of stocks.

AXA Rosenberg Investment Management LLC

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-Adviser to the Fund. AXA Rosenberg constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. The valuation model seeks to identify the fair value of a stock using a sum-of-the-parts technique. The sum of a company’s parts is then compared to the current stock price to determine whether the stock appears to be under- or overvalued by the market. The earnings forecast model seeks to identify companies that are expected to have superior, year-ahead earnings. A mix of fundamental indicators (e.g., profitability measures) and indicators from market participants (e.g., analyst forecasts) is combined to generate a forecast of next year’s earnings for a company. The output of the two models is combined to form a single predicted return for each company that AXA Rosenberg covers. The predicted returns are fed into a risk model that maximizes the portfolio’s expected return while minimizing common factor differences versus the benchmark index. Each stock is compared with its next-best alternative, taking into account round-trip trading costs. AXA Rosenberg optimizes its portfolio against the Russell 1000 Index, the benchmark for the Fund.

Thompson, Siegel & Walmsley LLC

Thompson, Siegel & Walmsley LLC (“TS&W”) serves as a Sub-Adviser to the Fund. TS&W’s investment strategy uses a bottom-up process that combines quantitative and fundamental analysis with disciplined risk controls. This process seeks to identify long positions with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation. The process also seeks to identify short positions with some combination of expensive valuation and negative change that could lead to a significantly lower valuation.

TWIN Capital Management, Inc.

TWIN Capital Management, Inc. (“TWIN”) serves as a Sub-Adviser to the Fund. A quantitative multi-factor stock selection model is central to TWIN’s investment process. TWIN constructs its portion of the Fund by purchasing large and middle capitalization equity securities that TWIN believes are undervalued, have rising expected earnings, display recent price gains, and exhibit more stable and sustainable earnings relative to peer group stocks. Simultaneously, TWIN will sell short overvalued securities, with lagging price gains and declining expected earnings, coupled with greater uncertainty regarding future earnings. The TWIN investment team seeks to generate alpha (relative to the Russell 1000 Index) by investing roughly 130% in long positions and 30% in short positions. TWIN employs a systematic, bottom-up stock selection approach along with a “Fundamental Tilt” element that positions the Fund at the margin towards the size and style segments of the market that TWIN believes will be in favor. Additionally, TWIN actively manages the active risk (tracking error) of the Fund based on its outlook for market risk and breadth. TWIN’s portion of the Fund’s portfolio will generally consist of between 200 and 350 stocks and TWIN will control for sector, industry and market risk levels. TWIN does not time the market and seeks to remain fully invested at all times.

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Equity Securities Risks

Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Fund. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

Derivatives Risk

The Fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), swaps and forward contracts. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the Fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The Fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

ETF Risk

ETFs in which the Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

Multi-Managed Fund Risk

The Fund is a multi-managed fund with multiple sub-advisers who employ different strategies. As a result, the Fund may have buy and sell transactions in the same security on the same day. In addition, at any given time the Fund may have long and short positions in the same security.

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Real Estate Investment Trust Risk

REITs carry with them many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults. REITs are also subject to heavy cash flow dependency.

Securities Lending

The Fund may lend its investment securities in an amount of up to 331/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. The Company’s Board of Directors will make arrangements to vote or consent with respect to a material event affecting portfolio securities or loan.

Convertible Securities

Convertible securities are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Temporary Investments

During adverse market or economic conditions, or to meet large withdrawals, the Fund may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers’ acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy, the Fund may not achieve its objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures relating to disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information and on the Company’s website at www.wilfunds.com. The Fund’s complete portfolio holdings data will be made available monthly on the Company’s website at the http://www.wilfunds.com/holdings_reports/index.htm link, generally on the first business day following the 20th calendar day after month end. Such information will remain available on the website until the information is filed with the Securities and Exchange Commission (the “SEC”) on Form N-Q or Form N-CSR (which are typically filed within 70 days of the end of the applicable quarter).

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MANAGEMENT OF THE FUND

Investment Adviser

Wilshire is the investment adviser for the Fund. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of July 31, 2007, advised approximately $41 billion in assets. Wilshire also provides investment technology products and investment consulting and private equity investment services. Wilshire conducts its investment decision-making through an investment committee structure. The investment committee consists of senior level investment professionals with significant investment experience. The investment committee as of July 31, 2007 is comprised of Peter Alliegro, Lawrence E. Davanzo, James Dunn, Josh Emanuel, Alex Kaye, Luke O’Neill, Mathew Radgowski, Charles Roth, Helen Webb Thompson, and Victor Zhang. Mr. Dunn is the Chairman of the investment committee.

The advisory agreement between the Company and Wilshire (the “Agreement”) permits the Board of Directors and Wilshire to retain sub-advisers to the Fund in certain circumstances without shareholder approval. Under the Agreement, Wilshire charges annual fees of 1.00% of average daily net assets for the Fund. Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fee to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class shares and Institutional Class shares, respectively. This agreement to limit expenses continues through at least December 31, 2008. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation. A discussion regarding the basis for the Board of Directors’ approval of the Agreement will be included in the Company’s annual report to shareholders dated December 31, 2007.

Investment Sub-Advisers

The SEC has issued an order (the “Order”) to Wilshire and the Company, exempting them from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire, as defined in the 1940 Act, to manage all or a portion of the Fund, subject to the Board of Directors’ approval. Wilshire is responsible for, among other things, setting the Fund’s investment strategy and structure, identifying sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Fund’s investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire’s retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Each Sub-Adviser’s fees are paid by Wilshire. A discussion regarding the basis for the Board of Directors’ approval of each sub-advisory agreement will be available in the Company’s annual report to shareholders dated December 31, 2007.

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AG-AM

AG-AM is located at 245 Park Avenue, New York, New York 10167, and as of September 30, 2007, managed approximately $2.35 billion in assets. AG-AM was founded in 1968. On May 1, 2006, Angelo, Gordon & Co., LP, through its wholly-owned subsidiary, AGFL Acquisition LLC (“Angelo Gordon”), a privately-held investment management firm, acquired a controlling ownership interest in ForstmannLeff LLC (“ForstmannLeff”), an investment adviser registered with the SEC. At the same time, in connection with an internal reorganization, ForstmannLeff acquired substantially all of the assets and investment management contracts for Forstmann-Leff Associates, LLC. On May 1, 2007, AG-AM began operating under the name AG Asset Management LLC.

Peter Hermann is the portfolio manager of AG-AM’s portion of the Fund. Mr. Hermann is lead portfolio manager for AG-AM’s Large Cap Growth and 130/30 Large Cap strategies with research analyst responsibilities for health care equipment, transportation, consumer services and staples. He joined AG-AM as a Director in 2005, and was promoted to Managing Director and Portfolio Manager in 2006. He joined Morgan Stanley as a portfolio manager and research analyst in 1994, concentrating on the consumer discretionary, health care and media sectors. Mr. Hermann moved to Fulcrum Asset Management in 2004, where he was a Managing Director and managed a long-short equity strategy. He began his career in 1987 within the Institutional Investment Council at the Bank of New York. Mr. Hermann received his MBA from Carnegie Mellon, his JD from the University of Pittsburgh and his BA from Tufts University. He is also a member of the Pennsylvania Bar.

AXA Rosenberg

AXA Rosenberg is an independently operated, 75%-owned subsidiary of AXA Group; the remaining 25% is owned by the firm’s founding partners. AXA Rosenberg, 4 Orinda Way, Building E, Orinda, CA 94563, is an investment advisory firm founded in 1985. As of September 30, 2007, AXA Rosenberg managed approximately $142 billion in assets.

William E. Ricks, Americas Chief Executive and Chief Investment Officer at AXA Rosenberg, is the portfolio manager for AXA Rosenberg’s portion of the Fund. He has worked in investment management with AXA Rosenberg since 1989. Education: B.S., University of New Orleans; Ph.D., University of California, Berkeley.

TS&W

TS&W is a Delaware limited liability company, a SEC registered investment adviser founded in 1969 and is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230. TS&W had $8.1 billion in assets under management as of September 30, 2007. Old Mutual (US) Holdings Inc. is a majority owner of TS&W.

The TS&W Large Cap 130/30 strategy is managed through a team approach. The team consists of Mark S. Tyler, CFA, Charles J. Wittman, CFA, W. Patrick Schubmehl, Jr., Brett P. Hawkins, CFA, CPA and Matthew H. Cullen, CFA. The team also utilizes the resources of the firm’s twelve sector research analysts.

Mark S. Tyler, CFA is a graduate of The College of William & Mary, BS, 1993. He previously worked for Priority Capital Management, LLC as a Senior Research Analyst, Wachovia Securities Inc. as a Senior Equity Research Analyst, D.B. Root & Company, Inc. as a Portfolio Manager and Capital Asset Management, Inc. as a Research Analyst.

Charles J. Wittmann, CFA is a graduate of Davidson College, BA, 1988; Fuqua School of Business, Duke University, MBA, 1995. He previously worked for Bank of America Corp. in commercial lending, Wachovia Securities, Inc. as Director and Senior Equity Research Analyst and Shockoe Capital, LLC as Portfolio Manager.

W. Patrick Schubmehl, Jr. is a graduate of University of Virginia. He received his BA in 1993 and his MBA in 1999. Previously, he was employed with Spear, Leeds & Kellogg as an Option Specialist on the AMEX; First Union as an Associate, and, most recently, WPS Capital Management as the President.

Brett P. Hawkins, CFA, CPA is a graduate of the University of Richmond, BA, 1993 and the University of Virginia, Darden School, MBA 1999. Previously, he was employed with Arthur Andersen LLP as a Senior Associate and First Union Securities, Inc., Assistant Vice President, Equity Research.

Matthew H. Cullen, CFA is a graduate of University of North Carolina, BA, 1995 and University of Virginia, MS, 1998. Most recently, he worked for Clovis Capital Management as an Equity Analyst, Vice President. Formerly, he was employed with Blackfin Capital, LLC as an Equity Analyst. Mr. Cullen has also worked for Morgan Stanley Dean Witter as an Equity Research Associate and for First Union Securities as an Assistant Vice President.

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TWIN

Wilshire has entered into a sub-advisory agreement with TWIN, to manage a portion of the Fund, subject to the supervision of Wilshire and the Company’s Board of Directors. TWIN, located at 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317, is a Pennsylvania corporation registered as an investment adviser with the SEC and manages assets primarily for institutions. TWIN had $781 million in assets under management as of October 31, 2007. An investment team, comprised of portfolio managers who are supported by a dedicated research team, is primarily responsible for the day-to-day management of TWIN’s portion of the Fund. The investment committee is led by Geoffrey Gerber, and includes Christopher Erfort.

Geoffrey Gerber has been the President and Chief Investment Officer of TWIN since April 1990 when he founded TWIN. In his capacity as CIO, Mr. Gerber oversees the investment decisions for the TWIN Extended Alpha (130/30) product. Geoffrey received his Ph.D. in Economics from the University of Pennsylvania and serves as the Chair of the Pittsburgh UJF Foundation Investment Committee and is on the Board of Directors and Chair of the Investment Committee of the Burroughs Wellcome Foundation.

Christopher Erfort, who joined TWIN in January 1997, is a Chartered Financial Analyst Charter Holder, and a Portfolio Manager and Senior Vice President of TWIN.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of shares in the Fund.

Service and Distribution Plan

The Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for its Investment Class shares (the “Plan”). The Plan authorized payments by the Investment Class shares annually of up to 0.25% of the average daily net assets attributable to the Fund’s Investment Class shares to finance distribution of those shares and services to its shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders’ questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

The Fund has also adopted a shareholder services plan for its Investment and Institutional Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payments of up to 0.20% and 0.15% shares of the average daily net assets attributable to the Investment and Institutional Class shares, respectively.

SHAREHOLDER INFORMATION

How To Buy Fund Shares

You may buy shares without a sales charge on any day when the New York Stock Exchange (“NYSE”) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Fund’s shares if we believe it is in the Fund’s best interest to do so. The Fund does not issue share certificates.

Minimum Investments

The minimum initial investments in the Fund are as follows:

•

Investment Class Shares. The minimum initial investment in the Fund is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments must be at least $100. The minimum investments do not apply to certain employee benefit plans.

•	Institutional Class Shares. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

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Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.

You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of the Fund. Your adviser or broker will then transmit a purchase order and payment to the Fund on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.

You also may purchase shares directly from us as follows:

(1) Checks. Checks should be made payable to “Wilshire Mutual Funds, Inc.” For subsequent investments, your Fund account number should appear on the check. Payments should be mailed to:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

P.O. Box 9807

Providence, RI 02940

If you are mailing via overnight courier:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Fund. No investments may be made with third party checks.

(2) Wire Payments. You can purchase shares by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

PNC Bank

Pittsburgh, PA

ABA No: 031000053

Account Number: 8606905548

FFC: [Name of Fund]

FBO: [Insert shareholder name and account number.]

If your initial purchase of the Fund’s shares is by wire, please call 1-888-200-6796 before completing your wire payment to obtain your Fund account number. Please include your Fund’s account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) Accumulation Plan (Investment Class Shares only). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a

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domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) Electronic Funds Transfer. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:

PNC Bank

Wilshire Mutual Funds, Inc. — [Fund Name]

[Shareholder Account Number]

Account of [Registered Shareholder]

The USA PATRIOT Act of 2001 requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on the back cover of this prospectus.

How To Sell Fund Shares

You may sell your shares back to the Fund (known as redeeming shares) on any business day without a redemption fee. Please note that the Company seeks to prohibit short-term trading, as described under “Right to Reject Purchase or Exchange Orders” below, and if you redeem newly purchased shares, the Company reserves the right to reject any further purchase orders from you. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Fund as follows:

(1) By Telephone. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

•

Telephone Redemption by Check. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

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•

Telephone Redemption by Wire. We accept telephone requests for wire redemptions of at least $1,000. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) By Mail. You may also redeem your shares by mailing a request to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing via overnight courier, send your request to Wilshire Mutual Funds, Inc., c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor’s address of record has changed within the past 60 days.

Signature Guarantees. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

Involuntary Redemption. We may redeem all shares in your account if their value falls below $500 in the case of Investment Class shares, or $150,000 in the case of Institutional Class shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500 in the case of Investment Class shares, and $150,000 in the case of Institutional Class shares.

Redemption Proceeds. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 business days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and the Fund’s Sub-Advisers believe it would be in the Fund’s best interest not to pay redemption proceeds in cash. A distribution of securities in redemption of your shares is a taxable transaction for federal income tax purposes. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

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Telephone Transactions. If you authorize telephone transactions, you may be responsible for any fraudulent telephone transaction in your account if the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

Pricing of Shares

When you purchase shares of either class of the Fund, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of the Fund at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Fund shares are not priced on the days on which the NYSE is closed for trading. Net asset value per share of a class of shares of the Fund is calculated by adding the value of the individual securities and other assets held by the Fund, subtracting the liabilities of the Fund attributable to that class, and dividing by the total number of the shares outstanding of that class of the Fund.

A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on the Nasdaq system are valued at the Nasdaq official closing price. If there is no Nasdaq official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on Nasdaq) are valued at the last current sale price. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. When market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the Adviser who is an officer of the Company and at least one fund management professional of the Sub-Adviser responsible for managing the portion of the Fund whose securities require a fair valuation determination, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security.

How to Exchange Fund Shares

You may exchange your shares in the Fund for shares of the same class of another fund of the Company. You also may exchange shares of one class for shares of another class of the Fund, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. Note that exchanges from the Fund to another fund are taxable transactions for federal income tax purposes while exchanges from one class to another class of the Fund are not taxable transactions. The Company currently offers in another prospectus shares of five other funds.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:

(1) By Mail. You may make an exchange by writing to Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Fund and share class you are exchanging, the number of shares you are exchanging and the name of the Fund and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.

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(2) By Telephone. Call us at 1-888-200-6796 and provide the information stated above under “By Mail.” To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

•	Shares will be exchanged at their net asset value next determined after we receive your exchange request.

•	We reserve the right to reject any exchange request in whole or in part.

•	We may modify or terminate the availability of exchanges at any time with notice to shareholders.

•	You should read the prospectus of the fund whose shares you are acquiring.

Right to Reject Purchase or Exchange Orders

You should make purchases and exchanges for investment purposes only. Short-term or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Company’s Board of Directors has adopted a policy pursuant to which the Company attempts to prohibit market timing. The Company does not accommodate market timing and reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, the Company considers redemptions of shares within five days of purchase to be excessive, and it may limit exchange activity to four exchanges within one calendar year period. Exceptions to this limitation may be made for certain redemptions that do not indicate market timing strategies, such as fund rebalancing programs of institutional investors and systematic withdrawal programs, subject to approval by the Company’s Chief Compliance Officer. To the extent practicable, such restrictions are applicable to omnibus accounts, as well as accounts held by shareholders directly with the Company. Wilshire contractually requires that financial intermediaries which hold omnibus accounts in the Fund provide best efforts in assisting Wilshire in determining whether any market timing activity is occurring, and allowing Wilshire to reject trades from any individuals engaging in what it deems to be excessive trading. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Retirement Plans

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

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DIVIDEND AND DISTRIBUTION INFORMATION

The Fund intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of the Fund automatically reinvested at net asset value in additional shares of the Fund, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Fund.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

FEDERAL INCOME TAX INFORMATION

The Fund’s distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income other than “qualified dividend income,” and distributions of realized net short-term capital gains are taxable to you as ordinary income. Distributions of “qualified dividend income” (i.e., generally dividends received by the Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate investors in the Fund at rates applicable to long-term capital gains, provided certain holding period requirements are met. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates, regardless of how long you have held your shares of the Fund. The Fund’s distributions will be subject to federal income tax whether you receive them in cash or reinvest them in additional shares of the Fund. An exchange of the Fund’s shares for shares of another fund will be treated for federal income tax purposes as a sale of the Fund’s shares, and any gain you realize on the exchange may be taxable. Foreign shareholders are subject to special withholding requirements.

This summary of federal income tax consequences is intended for general information only. You should consult a tax adviser concerning the federal, state, local and foreign tax consequences of your investment in the Fund in light of your particular circumstances.

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The following notice does not constitute part of and is not incorporated into the prospectus for the Company.

WILSHIRE MUTUAL FUNDS, INC.

Privacy Statement

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.

Information we collect

We collect and retain nonpublic personal information about you that may include:

•	Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

•	Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

•

Information we collect through the use of Internet “cookies” when you access our website. Cookies are a collection of information stores on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user’s name or email address, or anything about the user’s computer using cookies.

Information we may share

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

•	Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

•	Companies that provide services for us to help market our products to you; and

•	Governmental or other legal agencies, as required by law.

When information is shares with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

Confidentiality and Security

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet “cookies” on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

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Applicability

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of the Fund, we consider you to be our customer. Shareholders purchasing or owning shares of the Fund through their bank, broker, or other financial institution should also consult that financial institution’s privacy policies.

Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at www.wilfunds.com for additional copies of this policy.

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Shareholder Reports

You will receive semi-annual reports dated June 30 and annual reports dated December 31 each year. These reports contain additional information about the Fund’s investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is legally considered to be part of this prospectus.

How to Obtain Reports

You can get free copies of annual and semi-annual reports and SAIs on the Company’s website at www.wilfunds.com. You may also request the annual and semi-annual reports, SAIs and other information about the Fund, and discuss your questions about the Fund, by contacting us at:

Wilshire Mutual Funds, Inc.

c/o PFPC Inc.

P.O. Box 9807

Providence, RI 02940

or by calling toll free 1-888-200-6796

You can also review and copy information about the Fund, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-551-5850. You can also obtain copies:

•	For duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549 or sending an email to publicinfo@sec.gov.

•	Free from the SEC’s EDGAR database on its internet website at http://www.sec.gov.

(Investment Company Act File No. 811-7076)

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WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE LARGE CAP CORE 130/30 FUND

INVESTMENT CLASS SHARES

INSTITUTIONAL CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

(http://www.wilfunds.com)

November 16, 2007

This Statement of Additional Information (“SAI”) provides supplementary information for the investment portfolio of Wilshire Mutual Funds, Inc. (the “Company”): Wilshire Large Cap Core 130/30 Fund (the “Fund”).

This SAI is not a prospectus. This SAI should be read in conjunction with the prospectus for the Investment Class Shares and Institutional Class Shares of the Fund dated November 16, 2007 and is incorporated by reference in its entirety into the prospectus. You can obtain free copies of the prospectus by contacting us at: Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-888-200-6796.

THE FUND

The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including the Investment Class Shares and Institutional Class Shares for the Fund. The Company also offers other series of shares in separate prospectuses and statements of additional information. Wilshire Associates Incorporated (“Wilshire”) is the investment adviser for the Fund and AG Asset Management LLC, AXA Rosenberg Investment Management LLC, Thompson, Siegel & Walmsley LLC and TWIN Capital Management, Inc., the “Sub-Advisers”) serve as the Sub-Advisers for the Fund. Terms not defined in this SAI have the meanings assigned to them in the prospectus.

INVESTMENT POLICIES AND RISKS

The Fund may invest in the investments described below.

Commercial Paper and Other Short-term Corporate Obligations. The Fund may invest in commercial paper and other short-term corporate obligations. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are: (a) rated at least Prime-1 by Moody’s Investors Service, Inc, A-1 by Standard & Poor’s Ratings Group or F-1 by Fitch Ratings; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody’s Investors Service, Inc. or AA- by Standard & Poor’s Ratings Group or Fitch Ratings; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Sub-Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower’s ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Derivatives. The Fund may invest, to a limited extent, in “derivatives.” These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Fund may use are currently comprised of stock index futures and options. The Fund may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities.

Normally, less than 5% of the Fund’s net assets would be invested in derivatives.

Derivatives permit the Fund to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Fund can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Fund as a whole. Under certain market conditions, they can increase the volatility of the Fund’s net asset value, decrease the liquidity of the Fund’s investments and make more difficult the accurate pricing of the Fund’s shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell fund securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, a Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Exchange-Traded Funds (“ETFs”). The Fund may invest in shares of ETFs. ETFs are derivative securities whose value tracks a well-known securities index or basket of securities. The Fund’s investments in ETFs are subject to its limitations on investments in other investment companies. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that an ETF will not be obligated to redeem shares held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each ETF’s advisory and operational expenses.

Foreign Securities. The Fund may include securities of foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts (“ADRs”). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Fund’s investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

Futures Transactions. The Fund may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Fund which could affect the value of the Fund’s net assets adversely. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its fund and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Fund may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Lending Portfolio Securities. The Fund may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers. The Fund may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a “placing broker.”

The Securities and Exchange Commission (the “SEC”) currently requires that the following lending conditions must be met: (1) the Fund must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company’s Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Fund breaches its agreement with the Fund and the Fund is delayed or prevented from recovering the collateral.

Money Market Instruments. The Fund may invest in money market instruments, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Fund will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers’ acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Options. The Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or securities indices such as the Dow Jones Wilshire 5000 Index sm or the S&P 500 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

Other Derivatives. The Fund may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Real Estate Investment Trusts (“REITs”). The Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. The value of REITs may be affected by changes in the value of the underlying property of the trust, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”), which may result in federal income tax on the REIT, and failing to maintain exempt status under the 1940 Act. In addition to the advisory and operational fees the Fund bears directly in connection with its own operations, the Fund would also bear its pro rata portion of a REIT’s managerial fees.

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Company’s custodian or sub-custodian will hold in a segregated account the securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered, under the 1940 Act, to be loans by the Fund. To try to reduce the risk of loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

Short Sales. The Fund will engage in short selling. To complete a short sales transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

U.S. Government Securities. The Fund may purchase securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Warrants and Rights. The Fund may invest in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

Zero Coupon Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Company has adopted a Dissemination of Portfolio Information Policy (the “Policy”) regarding the disclosure by Wilshire and the Sub-Advisers of information about the portfolio holdings and characteristics of the Fund. Pursuant to the Policy, such information may be made available to the general public by posting on the Company’s website on the first business day following the 20th calendar day after each month end. Other than such disclosure, no portfolio holdings information may be disclosed to any third party except for the following disclosures: (a)to the Company’s administrator, custodian, legal counsel, independent registered public accounting firm and other service providers to enable them to fulfill their responsibilities to the Company; (b) to the

Company’s Board of Directors; (c) to third parties (e.g., broker-dealers) for the purpose of analyzing or trading portfolio securities; (d) to rating agencies and companies that collect and maintain information about mutual funds, subject to confidentiality requirements; (e) as required by law, including in regulatory filings with the SEC; (f) to shareholders of the Company and others, provided such information is publicly available (e.g., posted on the Company’s internet website or included in a regulatory filing); (g) to third parties for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders; or (h) as approved by the Chief Compliance Officer of the Company (the “CCO”). Any disclosure made pursuant to item (h) above will be reported to the Board at its next quarterly meeting.

The Company, Wilshire and/or the Sub-Advisers have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Company: (i) the Company’s administrator and custodian pursuant to fund accounting and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services, Glass, Lewis & Co. and Investor Responsibility Research Center, Inc., pursuant to proxy voting agreements under which the portfolio holdings information of certain Funds is provided daily, on a real-time basis; and (iii) the Company’s independent registered public accounting firm and legal counsel to whom the Company provides portfolio holdings information as needed with no lag time.

The release of information is subject to confidentiality requirements. None of the Company, Wilshire, the Sub-Advisers or any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Company to such entities for the services provided by them to the Company). In the event of a conflict between the interests of Fund shareholders and those of the Company, Wilshire, the Company’s principal underwriter, or any of their affiliated persons, the CCO will make a determination in the best interests of the Company’s shareholders, and will report such determination to the Board of Directors at the end of the quarter in which such determination was made.

INVESTMENT RESTRICTIONS

The investment restrictions described below, along with the Fund’s investment objective, are fundamental policies of the Fund and cannot be changed without the approval of a majority of the Fund’s outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Fund’s total assets will not result in a violation of the percentage limitations. The Fund may not:

1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 331/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company’s Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Fund’s assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company’s Board of Directors. The Fund may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

DIRECTORS AND OFFICERS

The Board of Directors (the “Board”) has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Interested Director

Lawrence E. Davanzo, 54(2)	Director and President	Since 2005	President,Wilshire Associates Incorporated October 2007-Present Senior Managing Director, October 2004-October 2007, Wilshire Associates Incorporated; President, 2005- Present, Wilshire Variable Insurance Trust; Managing Director, August 2004- October 2004, Guggenheim Partners; independent investor, August 2001- August 2004; President, February 2000-August 2001, InvestorForce Securities; Managing Director and Founder, February 1991- February 2000, Asset Strategy Consulting (investment consulting firm).	20	Wilshire Variable Insurance Trust (14 Funds); Wilshire Associates Incorporated

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors

DeWitt F. Bowman, 76	Director	Since 1996	Principal, February 1994-Present, Pension Investment Consulting (pension consulting firm).	20	Sycuan Funds; Forward Funds; PCG Private Equity Fund; Brandes Institutional International Fund (registered investment companies); RREEF America REIT III; Director, 5/94-present, RREEF America REIT (real estate investment trusts); Pacific Gas & Electric Nuclear Decommissioning Trust (trust fund for decommissioning nuclear power plants); Wilshire Variable Insurance Trust (14 Funds)

Roger A. Formisano, 58	Director	Since 2006	Vice President, University Medical Foundation, 2006-Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	20	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (14 Funds)

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Richard A. Holt, 65 (3)	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management.	20	Wilshire Variable Insurance Trust (14 Funds)

Harriet A. Russell, 65	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	20	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (14 Funds)

George J. Zock, 56	Director, Chairman of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003).	20	Wilshire Variable Insurance Trust (14 Funds)

Officers

Danny Kang, CPA, 39	Treasurer	Since 2007	Vice President, Wilshire Associates Incorporated (since 2007); Senior Vice President, Countrywide (2004 to 2007).	N/A	N/A

Name and Age	Position Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director
Helen Thompson, 39	Chief Compliance Officer and Secretary	Since 2004	Managing Director, Wilshire Associates Incorporated. (since 2003); Associate Director, First Quadrant, L.P. (2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer (1996 to 2003), First Quadrant Limited	N/A	N/A

(1)	Directors hold office until they resign or their successors have been elected and qualified.
(2)	Mr. Davanzo is an interested person because of his position with the Company’s investment adviser, Wilshire Associates Incorporated.
(3)	Mr. Holt employs AllianceBernstein, L.P., subadviser to the Large Company Value Portfolio, to manage assets that he controls.

Committees

The Board has five standing committees – an Audit Committee, a Nominating Committee, an Investment Committee, a Contract Review Committee and a Valuation Committee.

The Audit Committee monitors the Company’s accounting policies, financial reporting and internal control systems, as well as the work of the independent auditors. The members of the Audit Committee, all of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), include Messrs. Formisano (Chairman), Zock and Bowman. The Audit Committee held five meetings in 2006.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (Chairman) and Formisano. The Nominating Committee held five meetings in 2006. Pursuant to the Company’s Governance Procedures, shareholders may submit suggestions for Board Candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Company’s Secretary for the attention of the Chair of the Nominating Committee.

The Investment Committee monitors the investment performance of the Funds and the performance of the Adviser and subadvisers. The members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (Chairman) and Ms. Russell. The Investment Committee held four meetings in 2006.

The Contract Review Committee coordinates the process by which the Board considers the continuance of the investment management and sub-advisory agreements, the distribution agreement and the Rule 12b-1 distribution plan. The members of the Contract Review Committee, all of whom are Independent Directors, include Messrs. Bowman (Chairman), Formisano, Holt and Zock and Ms. Russell. The Contract Review Committee held four meetings in 2006.

The Valuation Committee oversees the activities of the Pricing Committee and fair values of Fund securities. The members of the Valuation Committee, all of whom are Independent Directors (except for Mr. Davanzo), include Messrs. Davanzo (Chairman) and Holt and Ms. Russell, Mr. Bowman (alternate), Mr. Formisano (alternate), and Mr. Zock (alternate). The Valuation Committee held one meeting in 2006.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2006.

DIRECTORS WHO ARE NOT “INTERESTED PERSONS” OF THE COMPANY

Name of Director	Dollar Range of Equity Securities in the Wilshire Large Cap Core 130/30 Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
DeWitt F. Bowman	None	None
Roger A. Formisano	None	None
Richard A. Holt	None	None
Harriet A. Russell	None	None
George J. Zock	None	None

DIRECTORS WHO ARE “INTERESTED PERSONS” OF THE COMPANY

Name of Director	Dollar Range of Equity Securities in the Wilshire Large Cap Core 130/30 Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Lawrence E. Davanzo	None	None

(1)	The Fund commenced operations on November 16, 2007.

As of December 31, 2006, none of the Independent Directors, nor any of their immediate family members owned, beneficially or of record, any securities in Wilshire, the Sub-Advisers or PFPC Distributors, Inc. (“PFPC Distributors”), the distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, the Sub-Advisers or PFPC Distributors.

Compensation

The table below sets forth the compensation paid to the Independent Directors of the Company for the 12 months ended December 31, 2006. The Company does not compensate the “interested” Director or any of the officers, with the exception of the Company’s CCO, for the services they provide. The Company and Wilshire Variable Insurance Trust each pay a portion of the CCO’s compensation, and Wilshire pays the remainder of such compensation. The Company and Wilshire Variable Insurance Trust together pay each Independent Director an annual Board member retainer of $10,000, an annual additional Board chair retainer of $16,000, a Board meeting fee of $1,500, a telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chair retainer of $8,000 in lieu of the $4,000 Committee member retainer, and a Committee telephonic meeting fee of $500.

DIRECTORS WHO ARE NOT “INTERESTED PERSONS” OF THE COMPANY

Director	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and the Fund Complex(1)
DeWitt F. Bowman	$12,762	N/A	N/A	$27,000
Roger D. Formisano(2)	$12,762	N/A	N/A	$27,000
Cynthia A. Hargadon(3)	$6,096	N/A	N/A	$14,500
Richard A. Holt(2)	$12,762	N/A	N/A	$27,000
Harriet A. Russell(2)	$10,747	N/A	N/A	$23,000
George J. Zock(2)	$18,296	N/A	N/A	$37,667

(1)	This is the total amount compensated to the Director for his or her service on the Company’s Board and the board of any other investment company in the fund complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.
(2)	Ms. Hargadon resigned from the Board on May 2, 2006.

PRINCIPAL HOLDERS OF SECURITIES

As of the date hereof, Wilshire owns 100% of the outstanding shares of the Fund. Shareholders who have the power to vote a large percentage of shares of the Fund may be in a position to control the Fund and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Fund’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act. As of the date hereof, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

Wilshire is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated April 1, 2002, as amended from time to time (the “Advisory Agreement”).

Pursuant to sub-advisory agreements with Wilshire, AG Asset Management LLC (“AG-AM”), AXA Rosenberg Investment Management LLC (“AXA Rosenberg”), Thompson, Siegel & Walmsley LLC (“TS&W”) and TWIN Capital Management, Inc. (“TWIN”) each manage a portion of the Fund.

Investment Advisory Agreement and Fees

Under the Advisory Agreement, Wilshire charges annual fees of 1.00% of the average daily net assets for the Fund. Because the Fund commenced operations on November 16, 2007, no advisory fees were paid in fiscal year 2006. Wilshire has entered into a contractual expense limitation agreement with the Fund to waive a portion of its management fees to limit expenses of the Fund (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. This agreement to limit expenses continues through at least December 31, 2008. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire recouped the expenses if the recoupment does not exceed the existing expense limitation.

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Fund, and may recommend to the Board of Directors one or more sub-advisers to manage the Fund or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Fund.

The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Fund under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund. Wilshire is not protected, however, against any liability to the Fund or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in force unless sooner terminated as provided in certain provisions contained in the Advisory Agreement. It is terminable with respect to the Fund without penalty on 60 days’ notice by the Company’s Board of Directors, by vote of a majority of the Fund’s outstanding shares (as defined in the 1940 Act), or on at least 90 days’ notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Investment Sub-Advisory Agreements and Fees

Pursuant to the sub-advisory agreements with each of the Sub-Advisers (the “Sub-Advisory Agreements”), the fees payable to each Sub-Adviser with respect to the Fund are paid exclusively by Wilshire and not directly by the stockholders of the Fund. The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Fund other than the portions to be managed by the respective Sub-Advisers.

No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith or negligence (gross negligence for AXA Rosenberg) of its obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company’s registration statement, any proxy statement, or any communication to current or prospective investors in the Fund, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Fund.

The Sub-Advisory Agreements will continue in force until August 31, 2009, unless sooner terminated as provided in the respective Sub-Advisory Agreements. After its initial term, each Sub-Advisory Agreement will continue in force from year to year with respect to the Fund so as long it is specifically approved for each Fund at least annually in the manner required by the 1940 Act.

Because the Fund commenced operations on November 16, 2007, no sub-advisory fees were paid by Wilshire in fiscal year 2006.

Portfolio Managers

The following paragraphs provide certain information with respect to the portfolio managers of the Fund as identified in the prospectus and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they may have primary responsibility. Certain other potential conflicts of interest with respect to use of affiliated brokers, personal trading and proxy voting are discussed below under “Fund Transactions,” “Code of Ethics” and “Proxy Voting Policy and Procedures.”

AG-AM. AG-AM uses a team approach for the management of its large, mid and multi cap growth strategies. Peter Hermann has primary responsibility for AG-AM’s portion of the Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts, total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, for which Mr. Hermann has investment research or portfolio management responsibilities as of September 30, 2007:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance Based Advisory Fees	Total Assets with Performance Based Advisory Fees (millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	28	$857	0	0

According to AG-AM, there are no material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio manager and the team. To avoid any potential for conflict, the strategies that permit shorting will never consider shorting a stock that is held long in any client account. An initial screen narrows the universe of stocks considered for shorting to automatically exclude any stock currently owned in any of the firm’s strategies. Further, there are safeguards on the trading desk to prevent any trade orders from being executed if we are long in any client account.

For various reasons (including efficiency, control of order flow, avoidance of conflicts in securing floor executions and rotation of investment opportunities), orders entered at the same time in the same security for different clients regardless of the fee structure or strategy (including accounts in which officers or employees of AG-AM may have an interest), at AG-AM’s discretion, usually are and may be bunched for execution purposes. Where orders are bunched, the clients receive the average price and pay the pro-rata portion of the commission charged for the entire order. Should a security selected for purchase be unavailable in sufficient quantity due to liquidity constraints to fully build AG-AM’s targeted weight in all portfolios, AG-AM allocates shares pro-rata across all eligible portfolios. If the quantity of shares available makes this impractical shares will be allocated on a rotational basis. Eligibility is determined by the investment guidelines established for the account with the client at the time the account was opened.

Retention and motivation of investment teams and key professionals drives both AG-AM’s organizational and compensation structure. AG-AM maintains a relatively flat organizational structure that includes investment management veterans who are as highly regarded for their experience and contact networks as they are for their willingness to delegate and foster opportunity. AG-AM’s collaborative culture establishes an open-ended career path, creates a strong esprit de corps and diminishes the potential for individuals to become disenchanted.

AG-AM is committed to retaining all members of its portfolio management team by offering competitive base salaries, an attractive team-specific profit-sharing bonus pool and equity ownership. 40% of the firm’s ownership is held by the employees through AG Asset Management Partners LLC while 60% is owned by Angelo, Gordon.

All employees are eligible to participate in all components of compensation. Every one of AG-AM’s investment professionals have already earned or are in the process of earning equity.

The team’s profit sharing pool is determined by the team’s revenue less its direct expenses and its formula is comparable to the more successful firms in AG-AM’s industry. An incentive compensation structure that emphasizes each team’s contribution to profits and an equity plan that vests over time while remaining dynamic in its allocation further motivates and encourages retention.

As of the date of this SAI, Mr. Hermann did not own any shares in the Fund.

AXA Rosenberg. Investment decisions arise from AXA Rosenberg’s disciplined, systematic process, which combines proprietary expert systems and comprehensive databases to replicate the decisions financial experts might make in a perfect world. AXA Rosenberg’s portfolio engineers research and monitor the portfolio’s performance against the relevant benchmark and ensure compliance with the portfolio’s objectives. The team of portfolio engineers, who are employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, are jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg’s investment models and for the day-to-day portfolio management operations of the Fund.

Dr. William Ricks, is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the implementation of AXA Rosenberg’s investment strategies and the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering and portfolio construction. Information as other accounts overseen by Dr. Ricks, as of September 30, 2007, is as follows:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance Based Advisory Fees	Total Assets with Performance Based Advisory Fees (millions)
Registered Investment Companies	21	$6,975	10	$2,406
Other Pooled Investment Vehicles	16	$3,692	1	$17
Other Accounts	167	$31,781	33	$10,392

AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of employee personal trading; managing multiple accounts for multiple clients, including funds; and allocating investment opportunities. Employees are subject to these policies, and oversight is designed to ensure that all clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund or account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts, and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and to ensure that the company operates in a manner that is fair and equitable among its clients, including the Fund.

Dr. Ricks’ management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have investment objectives similar to the Fund’s, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. AXA Rosenberg also believes that it has adopted policies and procedures designed to manage those conflicts in an appropriate way.

Dr. Ricks’ compensation is paid by AXA Rosenberg. The components include base salary and bonus, both of which are discretionary, and not derived formulaically from performance of any individual accounts, including mutual funds.

As of the date of this SAI, Dr. Ricks owned no shares of the Fund.

TS&W. TS&W’s portion of the Fund is managed through a team approach. The team consists of Mark S. Tyler, CFA, Charles J. Wittmann, CFA, W. Patrick Schubmehl, Jr., Brett P. Hawkins, CFA, CPA and Matthew H. Cullen, CFA. The team also utilizes the resources of the firm’s twelve sector research analysts. This team is also responsible for the day-to-day management of other registered investment companies, pooled investment vehicles advisory accounts. As of September 30, 2007, information on these other accounts is as follows:

Mark S. Tyler, Charles J. Wittmann, W. Patrick Schubmehl, Jr., Brett P. Hawkins and Matthew H. Cullen

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance Based Advisory Fees	Total Assets with Performance Based Advisory Fees (millions)
Registered Investment Companies	1	$68.7	N/A	N/A
Other Pooled Investment Vehicles	3	$35.0	3	$35.0
Other Accounts	82	$3,575.01	N/A	N/A

Conflicts of interest may arise in managing the Fund’s investments, on the one hand, and the portfolios of TS&W’s other clients and/or accounts (together “Accounts”), on the other. Conflicts typically identified are side-by-side management (portfolio managers managing both long only Accounts and the Fund) and Accounts with performance incentive fees. Set forth below is a brief description of these conflicts and TS&W’s policy or procedure for handling them. Although TS&W has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts (side-by-side management) inherently means there may be competing interests for the portfolio management team’s time and attention. TS&W seeks to minimize this by utilizing one investment process for all of its equity products. That process combines quantitative and fundamental analysis with disciplined risk controls. This process seeks to identify long ideas with some combination of inexpensive valuation and positive change that could lead to a materially higher valuation for TS&W’s traditional long only Accounts and the long component of both 130/30 accounts and other long/short accounts. The process also seeks to identify short ideas with some combination of expensive valuation and negative change that could lead to a significantly lower valuation for the short positions of both 130/30 accounts and other long/short accounts.

The portfolio managers for the Fund are likely to be participating simultaneously with other TS&W long only equity products with respect to specific securities transactions. TS&W determines which broker to use to execute each order, consistent with its duty to seek best execution. TS&W aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, TS&W may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, TS&W may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Further, TS&W recognizes conflicts of interest associated with managing Accounts with different fee structures. Accounts with performance incentive fee structures may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance incentive fees. TS&W generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts, 130/30 Accounts, etc.). TS&W also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. TS&W requires average pricing of all aggregated orders and has specific allocation procedures in the event of partial executions. TS&W’s Policies and Procedures and Code of Ethics emphasize a strict policy prohibiting portfolio managers (and all TS&W employees) from placing the investment interests of one Account or group of Accounts with the same investment objectives above the investment interests of any other Account or group of Accounts with the same or similar investment objectives. TS&W has procedures in place to monitor Account transactions to ensure the policies are adhered to.

TS&W has also established specific policies that prohibit any Account with the ability to short securities from shorting any security less than $10 billion in market capitalization that is a primary security holding. A primary security holding refers to any core holding in any of the firm’s other long only equity products. It specifically excludes miscellaneous securities most frequently held in TS&W clients’ taxable portfolios.

TS&W seeks to maintain a competitive compensation program based on investment management industry standards to attract exceptional talent and retain superior investment professionals. TS&W’s compensation structure is comprised of the following:

Base Salary: TS&W’s portfolio managers are paid a fixed base salary, which depends on the experience and responsibilities of the portfolio manager. TS&W’s goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions and salary surveys.

Bonus: TS&W’s portfolio managers are eligible to receive an annual bonus. Targeted bonus amounts vary based on the experience level and responsibilities of the TS&W portfolio manager. The discretionary performance bonus is based on the overall success of the firm, an individual’s responsibility and his/her performance versus expectations, which are reviewed annually.

Equity Payments: TS&W’s portfolio managers who are equity owners receive quarterly distributions based upon their equity ownership share and the TS&W profitability. TS&W believes this structure allows it to retain highly qualified portfolio managers, as TS&W provides the opportunity to share directly in the success of the business.

Each TS&W portfolio manager is eligible to participate in a competitive benefits package including health and retirement benefits (in the form of a profit sharing plan and 401(k) plan), which are available to all TS&W employees.

As of the date of this SAI, Messrs. Tyler, Wittman, Schubmehl, Hawkins or Cullen did not own any shares of the Fund.

TWIN. Geoffrey Gerber and Christopher B. Erfort are portfolio managers of TWIN’s portion of the Fund, and are also responsible for the day-to-day management of registered investment companies, other pooled investment vehicles, and other advisory accounts. As of September 30, 2007, information on these accounts is as follows:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance Based Advisory Fees	Total Assets with Performance Based Advisory Fees (millions)
Registered Investment Companies	2	$104.7	0	—
Other Pooled Investment Vehicles	7	18.7	2	$4.1
Other Accounts	26	645.1	6	$53.9
Totals	35	$768.5	8	$58.0

TWIN manages the Fund pari passu with its other client accounts invested in the same investment strategy. TWIN aggregates client transactions where possible and when advantageous to clients. Clients participating in aggregated transactions receive an average share price, and transaction costs are shared equally and on a pro-rata basis. TWIN’s policy prohibits any allocation of trades in a manner that TWIN’s proprietary accounts, affiliated accounts, or any particular client(s) or group of clients receive more favorable treatment than other client accounts. However, where a TWIN client has directed that a specific broker be used to execute transactions, such transaction(s) may not be aggregated with other orders and the resulting commission rates and execution prices for such client may be less favorable as compared to the commission rates and execution prices for TWIN’s other client accounts. If a trade is not fully executed, TWIN will generally prorate the amount executed to each client based on their respective share of the total trade, unless circumstances warrant otherwise.

TWIN’s portfolio managers and other investment personnel are paid competitive fixed base salaries by TWIN. In addition, they may receive an annual discretionary cash bonus. The case bonus, which is set at the sole discretion of TWIN’s President, is based on various factors including the overall profit of TWIN and employee merit. The cash bonus is not, however, directly based on the investment performance or assets of the Fund or any other advisory accounts. In addition, TWIN provides its employees with a generous benefit package including company provided health care, 401(k) plan and discretionary qualified profit-sharing contributions.

As of the date of this SAI, Messrs. Gerber or Erfort did not own any shares of the Fund.

SEC Exemptive Order

The SEC has issued an order (the “Order”) to Wilshire and the Company exempting them from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not “affiliated persons” of Wilshire as defined in the 1940 Act, to manage all or portions of the Fund. Wilshire is responsible for, among other things: setting the Fund’s investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Fund’s investment objective, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of the Fund’s assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of the Fund and the Fund as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Fund. Wilshire’s criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

Services Agreement

The Company has entered into a Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement, dated June 27, 2005, with PFPC Inc. (“PFPC”). PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors, Inc., the Company’s distributor. PFPC and PFPC Distributors are wholly-owned subsidiaries of PNC Financial Services Group. PFPC furnishes the Company with transfer agency services, fund accounting services, administration services and certain other services as may be required by the Company. PFPC also prepares tax returns, reports to the Fund’s shareholders, and reports and filings with the SEC and state securities authorities; prepares ongoing compliance updates; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Fund; assists in the preparation of quarterly board materials; and generally assists in all aspect of the Fund’s operations, other than providing legal or investment advice.

PFPC furnished the Company with transfer agency services, fund accounting services, administration services and certain other services pursuant to a prior agreement dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003.

Because the Fund commenced operations on November 16, 2007, the Fund did not pay fees to PFPC in fiscal 2006.

Expenses

From time to time, Wilshire or PFPC may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund or the Company. As noted above, Wilshire has agreed to limit expenses of the Fund through at least December 31, 2008. This would have the effect of lowering the overall expense ratio of the Fund and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Fund or of the provision of shareholder services to the Fund’s shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents’ fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company’s existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders’ reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the funds on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each fund.

Service and Distribution Plan

The Service and Distribution Plan (the “Plan”) of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Fund by vote of the majority of both (a) the Directors of the Company and (b) those Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related to it, in each case cast in person at a meeting called for the purpose of voting on the Plan.

The Investment Class shares of the Fund reimburses PFPC Distributors for its distribution and shareholder services expenses (the “Distribution Fee”) at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Investment Class shares. The Distribution Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of the Fund only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class of the Fund. The Plan may be terminated at any time with respect to the Investment Class Shares of the Fund by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of the Fund. Because the Fund commenced operations on November 16, 2007, no amounts were spent on behalf of its Investment Class Shares in fiscal year 2006.

Shareholder Servicing Plan

The Fund has adopted a shareholder services plan for its Investment and Institutional Class Shares to pay the expenses associated with certain shareholder servicing arrangements with third parties. Payments of such fees to any such shareholder service provider may be made by the Investment Class Shares and Institutional Class Shares annually of up to 0.20% and 0.15%, respectively, of the Fund’s average net assets attributable to the shares held by such service provider.

Transfer and Dividend Disbursing Agent

PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company’s transfer agent and dividend disbursing agent.

Custodian

Custodial Trust Company, located at 101 Carnegie Center, Princeton, NJ 08540-6231, serves as the Fund’s custodian.

Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

PricewaterhouseCooper LLC, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Company’s independent registered public accounting firm.

CODE OF ETHICS

The Board of Directors of the Company has adopted a joint Code of Ethics for the Company and Wilshire, pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, each Sub-Adviser has adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Fund.

PROXY VOTING POLICY AND PROCEDURES

The Sub-Advisers have been delegated the responsibility for voting the Fund’s proxies pursuant to the Investment Subadvisory Agreements. Each Sub-Adviser votes proxies according to proxy voting policies, which are described below. The Adviser monitors the Sub-Advisers’ compliance with their stated policies and reports to the Board annually on any proxies that were not voted in accordance with a Sub-Adviser’s stated policy and any circumstances in which a conflict of interest was identified and how the proxies were voted.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information regarding how Wilshire or the Sub-Advisers voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (i) without charge, upon request, by calling 1-888-200-6796, or (ii) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of each of the Sub-Advisers is summarized below.

AG-AM

Part of the discretionary management responsibilities at AG-AM includes the execution of proxy solicitations by companies in which the firm had, or has, investment positions as of the proxy record date associated with the annual meetings. Additionally, proxies are issued in connection with special events requiring shareholder voice, including applicable mergers, acquisitions and/or special provisions that might alter the text of the corporate charter. In all such instances, AG-AM’s management has developed internal operating Proxy Voting Procedures that deal with the responsible management of incoming proxies. AG-AM owes a “fiduciary duty” to its advisory clients, including the duty of care and the duty of loyalty to clients. The duty of care requires AG-AM to monitor corporate events and to vote the proxies. The duty of loyalty requires that AG-AM vote proxies in a manner consistent with the best interest of its client.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where AG-AM perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, AG-AM will generally vote against it. AG-AM believes that means for ensuring management accountability to shareholders, in the rare cases where it is threatened, must not be compromised.

AG-AM generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, AG-AM’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

AG-AM believes that proposals addressing strictly social or political issues are irrelevant to the goal of maximizing the return on funds under its management. AG-AM will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

AG-AM may abstain from voting a client proxy if AG-AM concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. AG-AM may abstain from voting a client proxy for cost reasons (e.g. costs associated with voting proxies of non-U.S. securities). In accordance with its fiduciary duties, AG-AM will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. AG-AM’s decision takes into account the effect that the vote of its clients, either by itself or together with other votes, is expected to have on the value of its client’s investment and whether this expected effect would outweigh the cost of voting.

AG-AM’s Portfolio Managers/Analysts developed Proxy Voting Guidelines (“Guidelines”). These Guidelines represent AG-AM’s pre-determined voting policy for how AG-AM wants the votes placed. AG-AM may not follow these Guidelines in every situation. However, explanations will be documented and approved by a member of AG-AM Management Committee in any case where AG-AM casts a vote that deviates from the Guidelines. These Guidelines may be adjusted to address new issues that appear during the year and are also reviewed annually in their entirety.

Additionally, AG-AM’s Code of Ethics requires full and timely disclosure of any situation that may result in a conflict of interest or the appearance of a conflict of interest. To reinforce AG-AM’s commitment to avoid conflicts of interest or their appearance, rules have been adopted that ensure conflicts are avoided and our fiduciary obligations are fulfilled. Further, by voting consistently with its Guidelines, AG-AM believes that client proxies are at all times property voted.

AG-AM reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of its clients on the one hand and its interests (including those of its affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). AG-AM performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If AG-AM determines that a potential conflict may exist, it shall be reported to its Management Committee, or some form of sub-committee established for the purpose of evaluating Proxy Policies/Procedures (“Committee”). The Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of its clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Committee may resolve a potential conflict in any of the following manners:

•

If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, AG-AM may note the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on its part;

•	AG-AM may disclose the potential conflict to its clients and obtain the consent of a majority in interest of its clients before voting in the manner approved by a majority in interest of its clients;

•	AG-AM may engage an independent third-party to determine how the proxy should be voted; or

•

AG-AM may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

AG-AM will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of its senior portfolio managers actually knew or reasonably should have known of the potential conflict.

AG-AM takes into consideration what is best for its clients with respect to proxy voting. AG-AM may utilize client directed proxy voting guidelines or the AFL-CIO guideline as a model, as requested. AG-AM can accommodate individualized proxy voting policies on a client-by-client basis. Clients who disapprove of how AG-AM votes their proxies may decide to reclaim the responsibility to vote proxies or provide AG-AM with instructions on how to vote their proxies.

Members of AG-AM’s investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies. AG-AM’s Proxy Group has primary responsibility for implementing its Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. AG-AM uses a service provider, Automatic Data Processing Investor Communication Services, Inc. (“ADP”), to assist in voting proxies, record keeping, and other matters. All proxies received by the Proxy Group will be voted based upon AG-AM’s instructions and/or policies. To assist it in analyzing proxies, AG-AM subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although Glass Lewis’ analyses may be reviewed and considered in making a final voting decision, AG-AM does not consider recommendations from Glass Lewis to be determinative of its ultimate decision.

On a daily basis, the Proxy Group electronically transmits a security position report to ADP that allows them to track the number of voting shares AG-AM has discretionary authority over. It is the Proxy Group’s responsibility to track and vote all proxies on behalf of AG-AM and in accordance with its Guidelines. Upon receipt of the investment staff decisions, the Proxy Group performs a review to assure that votes are in accordance with AG-AM’s Guidelines. If there are no conflicts, votes are sent electronically. If there are conflicts, documentation as to why votes are being cast against its Guidelines is retained with the voting ballot in AG-AM’s records.

AXA Rosenberg

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg’s policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value. AXA Rosenberg has retained Institutional Shareholder Services (“ISS”) to assist it in voting proxies with respect to client securities. ISS researches the proxy issue and makes a recommendation based on its Proxy Voting Guidelines. AXA Rosenberg’s general positions on various proposals are based on ISS’ Proxy Voting Guidelines.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

AXA Rosenberg has retained third party service providers (the “Service Providers”) to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibilities from any other person or organization, except from a client to vote proxies for that client’s account.

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. AXA Rosenberg believes its duty is to vote proxies in the best interests of its clients. Therefore, in situations where there is a conflict of interest, AXA Rosenberg will instruct the Service Providers to vote proxies in its clients’ best interests unless specifically instructed by a client to vote proxies for that client’s account in a particular manner.

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for its clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if AXA Rosenberg determines that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, AXA Rosenberg may abstain from voting those shares.

TS&W

TS&W acknowledges it has a duty to care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of its clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W’s general policy regarding the voting of proxies is as follows:

•	Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

•

Occasionally, TS&W may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

•

Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

For most stocks TS&W uses ProxyEdge, an electronic proxy voting system. Through ProxyEdge TS&W received electronic ballots for a majority of the account we vote. With this system TS&W’s able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through ProxyEdge, TS&W will make a best efforts attempt to receive ballots from the clients’ custodian and follow the same procedures and processes as stated above. Records are kept electronically and ballots are voted manually via electronic means @www.proxyvote.com. TS&W also utilizes proxy proposal research and voting recommendations through Egan-Jones Proxy Services.

Upon timely receipt of proxy materials from the client’s custodian or through ProxyEdge:

•	The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

•

A Research Associate will receive proxy proposal research and voting recommendations from Egan-Jones Proxy Services and reviews all proposals, vote routine issues and will consult with TS&W’s Investment Policy Committee or products managers on non-routine issues.

•

The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

•	All proxies will be voted solely in the interest of clients.

•	TS&W generally abstains from voting shares if they are sold between record and meeting dates.

•	TS&W reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

•	All tender offers are reviewed and treated in a similar manner.

TWIN

TWIN endeavors to vote proxies consistent with the best economic interests of its clients. TWIN maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about TWIN’s proxy policies and practices. TWIN’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

The Proxy Officer has the responsibility for the implementation and monitoring of TWIN’s proxy voting policy, practices, disclosures and record keeping.

TWIN has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

All employees will forward any proxy materials received on behalf of clients to the Proxy Officer;

The Proxy Officer will determine which client accounts hold the security to which the proxy relates;

The Proxy Officer will carefully examine the issues in each proxy received, and will use his best efforts to vote each proxy in the best interest of TWIN’s client(s), unless it would be in the best interest of TWIN’s client(s) to abstain from voting. As a general matter, TWIN does not believe it is inconsistent with its responsibilities to support management in votes on routine issues.

Issues such as reorganization and mergers will be treated on a case by case basis. Actions that tend to reduce the accountability of, or unreasonably enrich, management and/or outside directors will be viewed unfavorably. Likewise, dilution or diminution of shareholders’ value, interests, or voting power will be considered to be contrary to the interests of the beneficial owners.

Social or moral issues on proxy statements will be reviewed on a case by case basis. Unless given guidance by the client, TWIN will vote on these issues in a manner that does not increase the risk of loss, reduce expected return, or in some way adversely affect the client’s investment.

Accompanying this responsibility is the potential for a material conflict of interest between TWIN and its clients. It is possible that the business interests of TWIN could expose it to pressure to vote in a manner that may not be in the best interest of its clients. For example, TWIN could manage assets for a company whose management is soliciting proxies. Failure to vote proxies in favor of the management of such company could harm TWIN’s relationship with the company, particularly if there was a contested matter before shareholders. Furthermore, TWIN’s executives or its family members could have personal and/or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or could have a personal interest in the outcome of a particular matter before shareholders.

If the Proxy Officer, in his best judgment, determines that a material conflict of interest exists, then TWIN will make every attempt to disclose this fact to the client(s) affected and obtain their consent before voting their proxies. If this is not reasonably possible, then the Proxy Officer, in consultation with other TWIN senior management, will make a determination of how to vote in the best interests of the client(s) involved.

PORTFOLIO TRANSACTIONS

Each Sub-Adviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the portion of the Fund it manages. In this capacity, each Sub-Adviser allocates portfolio transactions among broker-dealers in the best judgment of the Sub-Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Sub-Advisers. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Sub-Advisers in serving both the Fund and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisers in carrying out their obligations to the Fund. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Sub-Adviser has procedures in place to monitor best execution. Neither Wilshire nor any of the Sub-Advisers considers the sale of the Fund’s shares in selecting brokers to effect Fund transactions.

Although each Sub-Adviser makes investment decisions for the Fund independently from those of its other accounts, investments of the kind made by the Fund may often also be made by such other accounts. When a Sub-Adviser buys or sells the same security at substantially the same time on behalf of the Fund and one or more other accounts managed by that Sub-Adviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Fund’s turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Fund, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.

Prime Broker. Bear Stearns Securities Corporation (“Bear Stearns”) serves as the Fund’s prime broker, which means that all Fund portfolio transactions are cleared through the Fund’s prime brokerage account with Bear Stearns. Bear Stearns is an affiliate of the Fund’s custodian, Custodial Trust Company. Bear Stearns or its affiliates may receive payments under the Investment Class Shares’ Service and Distribution Plan and/or under the shareholder services plan for the Fund’s Investment and Institutional Class Shares.

NET ASSET VALUE

The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. (EST), on each day the NYSE is open for trading.

The Fund sells and redeems its shares at net asset value per share, without a sales or redemption charge. No minimum purchase or redemption amounts apply. The daily net asset value of the Fund’s shares is determined by dividing the net assets by the number of outstanding shares. Net assets are equal to the total assets of the Fund less its liabilities. The price at which a purchase is effected is based on the next calculated net asset value after the order is received by your insurance company, as described in the product prospectus describing your particular variable annuity contract. A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded over-the-counter (other than on NASDAQ) in the United States are valued at the last current sale price. If there are no such sales, the most recent bid quotation is used. Securities quoted on the NASD Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ Official Closing Price. If there are no such sales, the value is the bid quotation. Equity securities primarily traded on a foreign exchange or market are valued daily at the price, which is an estimate of the fair value price, as provided by an independent pricing service. Foreign securities are converted to United States dollars using exchange rates at the close of the NYSE. In the event market quotations are not readily available, securities are valued according to procedures established by the Board of Directors or are valued at fair value as determined in good faith by the Pricing Committee, whose members include at least one representative of the adviser who is an officer of the Trust and at least one portfolio management professional of the subadviser responsible for managing the portion of the Fund whose securities require a fair valuation determination, or the Company’s Valuation Committee. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee.

Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any amortized discount or premium. Under the amortized cost method of valuation, the security is initially valued at cost. Then, the Company assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon the sale of the security. When market quotations are not available, securities are valued at fair value as discussed above.

PURCHASE OF FUND SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Buy Fund Shares.” The Company does not have any arrangements with any person to permit frequent purchases and redemptions of the Fund’s shares.

The Distributor. PFPC Distributors, Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company’s distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Distributor sells the Fund’s shares on a continuous basis as agent, but is not obligated to sell any particular amount of shares. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company’s registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Fund’s shares in an account with their firm. Dealers also may require that the customer invest more than the $2,500 minimum investment, the customer not request redemption checks to be issued in the customer’s name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor’s account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Fund. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly through the Distributor without any maintenance or service charges, other than those described above.

In-Kind Purchases. Payments for the Fund’s shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Fund. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Company as payment for the Fund’s shares will be valued using the Fund’s procedures for valuing its own shares at the time the Fund’s net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Fund and must be delivered to the Fund upon receipt from the issuer. The Company will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Fund and are not subject to any restriction on sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) the Fund receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors may realize a gain or loss for federal income tax purposes upon the securities that are used for such a payment.

REDEMPTION OF FUND SHARES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “How to Sell Fund Shares.”

Wire Redemption Privilege. By using this privilege, the investor authorizes PFPC to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by PFPC to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if PFPC receives the redemption request in proper form. Redemption proceeds ($2,500 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor’s bank is necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to PFPC. This request must be signed by each shareholder, with each signature guaranteed as described below under “Signatures.”

Signatures. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor’s address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and “Signature Guaranteed” must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

Redemption Commitment. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Fund’s investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred. Receipt of such securities is a taxable event for federal income tax purposes.

Suspension of Redemptions. The Company may suspend the right of redemption with respect to the Fund or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Presidents’ Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the prospectus entitled “Shareholder Information.”

Exchanges. By using the Telephone Exchange Privilege, you authorize PFPC to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by PFPC to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for a Fund into which the exchange is being made. For Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders residing in any state in which shares of a fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.

Corporate Pension/Profit-Sharing And Personal Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans. In addition,

Wilshire makes available Keogh Plans, IRAs, including SEP-IRAs and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling toll-free: 1-888-200-6796.

The custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the Plan.

The minimum initial investment for corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum for subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DIVIDENDS, DISTRIBUTION AND TAXES

Regulated Investment Companies

The Fund intends to qualify as a “regulated investment company” under the Code for the fiscal year ending December 31, 2007. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers other than the securities of other regulated investment companies which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, of one or more qualified publicly traded partnerships; and (c) distribute each taxable year at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) determined without regard to the deduction for dividends paid.

The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all undistributed ordinary income and capital gain net income for previous years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that they will not be subject to the excise tax.

Dividends paid by the Fund from ordinary income, and distributions of the Fund’s net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual and other noncorporate shareholders will be eligible for taxation at their maximum long-term capital gain rate, to the extent that the income of the Fund is derived from certain qualifying dividends. Dividend income earned by the Fund will be so eligible only if the Fund has satisfied holding period requirements with respect to his or her Fund shares. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Fund’s shareholders as long-term capital gains, regardless of the holding period of the shares held by such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders. Any loss on the sale of shares held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders. Corporate shareholders are taxed on long-term capital gain at the same rates as ordinary income. Dividends and distributions are taxable whether received in cash or reinvested in additional shares of the Fund.

Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

Any dividend or distribution paid shortly after an investor’s purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense and subject to federal income tax. This is referred to as “buying a dividend.”

Rule 12d1-1, under the 1940 Act, permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as such investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Hedging Transactions

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in “conversion transactions” may be treated as ordinary income under Section 1258 of the Code. “Conversion transactions” are defined to include certain futures, option and “straddle” transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund’s taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving financial futures may constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain “straddle” and/or conversion transactions may be recharacterized to ordinary income.

If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as “mixed straddles” if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, the Fund may recognize gain if it enters into a short sale of, or a forward or futures contract to deliver the same or substantially identical properly relating to an appreciated direct position held by the Fund. Such transactions may be considered constructive sales of the appreciated direct portion for federal income tax purposes.

Other Tax Information

The Fund may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified (or if the Company is notified) by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal income tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

The foregoing is only a summary of certain federal income tax rules affecting Fund and its investors. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes in light of their particular circumstances.

OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has six funds – Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Dow Jones Wilshire 5000 Index (sm) Portfolio and Wilshire Large Cap Core 130/30 Fund – each of which has multiple classes of shares. The title of each class of each fund is as follows:

Large Company Growth Portfolio:

Large Company Growth Portfolio – Investment Class Shares

Large Company Growth Portfolio – Institutional Class Shares

Large Company Value Portfolio:

Large Company Value Portfolio – Investment Class Shares

Large Company Value Portfolio – Institutional Class Shares

Dow Jones Wilshire 5000 Index(sm) Portfolio:

Dow Jones Wilshire 5000 Index(sm) Portfolio – Investment Class Shares

Dow Jones Wilshire 5000 Index sm) Portfolio – Institutional Class Shares

Dow Jones Wilshire 5000 Index(sm) Portfolio – Horace Mann Class of Shares

Dow Jones Wilshire 5000 Index(sm) Portfolio – Qualified Class of Shares

Small Company Growth Portfolio:

Small Company Growth Portfolio – Investment Class Shares

Small Company Growth Portfolio – Institutional Class Shares

Small Company Value Portfolio:

Small Company Value Portfolio – Investment Class Shares

Small Company Value Portfolio – Institutional Class Shares

Wilshire Large Cap Core 130/30 Fund:

Wilshire Large Cap Core 130/30 Fund – Investment Class Shares

Wilshire Large Cap Core 130/30 Fund – Institutional Class Shares

Each share of the Fund has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Fund have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class’ arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all of the Fund’s shareholders.

FINANCIAL STATEMENTS

Because the Fund commenced operations on November 16, 2007, no financial statements are available.

WILSHIRE MUTUAL FUNDS, INC.

PART C – OTHER INFORMATION

Item 23.	Exhibits:

(a)(1)	Articles of Incorporation dated July 30, 1992 are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 (“Post-Effective Amendment No. 3”).

(2)	Articles of Amendment dated August 20, 1992 to the Articles of Incorporation are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 3.

(3)	Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund are incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 (“Post-Effective Amendment No. 8”).

(4)	Articles of Amendment to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund are incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 8.

(5)	Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 (“Post-Effective Amendment No. 11”).

(6)	Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998 (“Post-Effective Amendment No. 13”).

(7)	Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Dow Jones Wilshire 5000 Index Portfolio are incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 (“Post-Effective Amendment No. 16”).

(8)	Articles of Amendment dated July 21, 2003 to the Articles of Incorporation amending the name of the Fund are incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A which was filed on April 29, 2004 (“Post-Effective Amendment No. 24”).

(9)	Articles Supplementary dated August 24, 2007 to the Articles of Incorporation establishing and classifying shares of the 130/30 Equity Core Fund are incorporated by reference to Post-Effective No. 29 to the Registration Statement on Form N-1A which was filed on August 28, 2007.

(10)	Articles of Amendment dated October 25, 2007 to the Articles of Incorporation amending the name of the 130/30 Equity Core Fund are filed herein.

(b)(1)	By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3.

(2)	Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996 (“Post-Effective Amendment No. 10”).

(3)	Amended By-Laws dated February 24, 2005 are incorporated herein by reference to Exhibit (b)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A which was filed on April 28, 2006 (“Post-Effective Amendment No. 27”).

(4)	Amended By-Laws dated June 20, 2005 are incorporated herein by reference to Exhibit (b)(4) to Post-Effective Amendment No. 27.

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 (“Post-Effective Amendment No. 22”).

(2)	Notice relating to Investment Advisory Agreement adding Wilshire Large Cap Core 130/30 Fund is filed herein.

(3)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and AG Asset Management LLC is filed herein.

(4)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and AXA Rosenberg Investment Management LLC is field herein.

(5)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Thompson, Siegel & Walmsley LLC) is filed herein.

(6)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Twin Capital Management, Inc. is filed herein.

(e)(1)	Distribution Agreement between the Fund and PFPC Distributors, Inc., dated December 31, 2000 is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A which was filed on December 21, 2001 (“Post-Effective Amendment No. 21”).

(e)(2)	Amendment to Exhibit A of Distribution Agreement with PFPC Distributors, Inc. is filed herein.

(f)	Not Applicable.

(g)(1)	Custodian Services Agreement between the Fund and PFPC Trust Company dated June 13, 2005 is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 27.

(g)(2)	Form of Amendment to Custodian Services Agreement with PFPC Trust Company is filed herein.

(g)(3)	Form of Custody Agreement between the Fund and Custodial Trust Company is filed herein.

(h)(1)	Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. dated June 27, 2006 is incorporated herein by reference to Exhibit (h) to Post-Effective Amendment No. 27.

(h)(2)	Amendment to Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc. is filed herein.

(h)(3)	Expense Limitation Agreements is filed herein.

(i)	Opinion and Consent of Counsel is filed herein.

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Investment Class Shares Amended and Restated Service and Distribution Plan under Rule 12b-1, adopted as of June 3, 1997 is incorporated herein by reference to Exhibit (15)(b) to Post-Effective Amendment No. 11.

(n)	Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 16.

(o)	Reserved.

(p)(1)	Standards of Business Conduct and Code of Ethics of the Fund and Wilshire Associates Incorporated is incorporated herein by reference to Exhibit (p)(8) to Post-Effective Amendment No. 27.

(2)	Code of Ethics of AG Asset Management LLC is filed herein.

(3)	Code of Ethics of AXA Rosenberg Investment Management LLC is filed herein.

(4)	Code of Ethics of Thompson, Siegel & Walmsley LLC is filed herein.

(5)	Code of Ethics of Twin Capital Management, Inc. is filed herein.

(Other)	Powers of Attorney of the Directors dated February 24, 2006 is incorporated herein by reference to Exhibit (Other) to Post-Effective Amendment No. 27.

Item 24.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e) to Post-Effective Amendment No. 21.

Item 26.	Business and Other Connections of Investment Adviser

The list required by this Item 26 of officers and directors of Wilshire Associates Incorporated, AG Asset Management LLC, AXA Rosenberg Investment Management LLC, Thompson, Siegel & Walmsley LLC and TWIN Capital Management, Inc., together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

Wilshire Associates Incorporated

Name and Position with Wilshire	Name of Company and/or Principal Business	Capacity
Dennis Anthony Tito, Director & Chief Executive Officer
Robert Charles Kuberek, Chief Financial Officer
Howard Tamotsu Yata, Director
Cecilia Infee Loo, Director
San Slawson, Chief Compliance Officer
Julia Kathleen Bonafede, Director
Lawrence E. Davanzo, Director & President
Thomas Kevin Lynch, Director
Bill Bensur, Managing Director
Dan Allen, Managing Director

AG Asset Management LLC

Name and Position with AG Asset Management LLC	Name of Company and/or Principal Business	Capacity
Allen Margolius, Portfolio Manager - Small Cap Growth	Binghamton University Endowment	Board Member
John Myers, Chairman	Pebble Beach Company Damon Runyon Cancer Research Foundation Building with Books Wagner College Aurora Capital Leed Weld	Board Member Board Member Board Member Board Member Executive Committee Advisory Board
Elizabeth Dater, Chief Investment Officer - Growth	The New York Historical Society Prep for Prep Women in Need NYU Medical New York Community Trust	Trustee Trustee Trustee Trustee Investment Committee
Mark Bergen, Chief Operating Officer	Norwalk River Rowing Association	Board Member

AXA Rosenberg Investment Management LLC

Name and Position with AXA Rosenberg Investment Management LLC	Name of Company and/or Principal Business	Capacity
Stephanie Prunet-sharma, Global Chief Executive Officer
Agustin Sevilla Ramos, Global Chief Executive Officer
William E. Ricks, Chief Executive Officer and Chief Investment Officer of North America
Barr Rosenberg, Chairman
Kenneth Reid, Group Vice Chairman
Vincent Ordonneau, Global Chief Financial Officer
William R. Wiebe, Global Head of Legal and Compliance

Thompson, Siegel & Walmsley LLC

Name and Position with Thompson, Siegel & Walmsley LLC	Name of Company and/or Principal Business	Capacity
Matthew G. Thompson, Chairman of the Board of Managers
Scott Powers, Board of Managers
Lawrence E. Gibson, President
Horace B. Whitworth, Vice President
H.B. Thompson, Secretary
Cheryl M. Mounce, Treasurer
A. Gordon Goodykoontz, Chief Compliance Officer

TWIN Capital Management, Inc.

Name and Position with Twin Capital Management Inc.	Name of Company and/or Principal Business	Capacity
Geoffrey Gerber, President and Secretary
Christopher Erfort, Senior Vice President
James Hough, Senior Vice President

Item 27.	Principal Underwriter

(a) PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. As of July 11, 2007, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.

Aston Funds

Atlantic Whitehall Funds Trust

BHR Institutional Funds

CRM Mutual Fund Trust

E.I.I. International Property Fund

E.I.I. Realty Securities

FundVantage Trust

GuideStone Funds

Highland Floating Rate Fund

Highland Floating Rate Advantage Fund

Highland Funds I

Kalmar Pooled Investment Trust

Matthews Asian Funds

Metropolitan West Funds

New Alternatives Fund

Old Westbury Funds

PAX World Funds Series Trust I

The RBB Fund, Inc.

Stratton Multi-Cap Fund

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.

Sterling Capital Small Cap Value Fund

The Torray Fund

Van Wagoner Funds

Wilshire Variable Insurance Trust

Distributed by BB&T AM Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BB&T Funds

Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BlackRock Funds

BlackRock Bond Allocation Target Shares

BlackRock Liquidity Funds

International Dollar Reserve Fund I, Ltd.

Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

MGI Funds

Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:

Northern Funds

Northern Institutional Funds

(b) The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of PFPC Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Name	Position(s) with Distributor	Positions with Registrant
Brian Burns	Chairman; Director; President; Chief Executive Officer	None
Michael Denofrio	Director	None
Nicholas Marsini	Director	None
Rita G. Adler	Chief Compliance Officer	None
John Munera	Anti-Money Laundering Officer	None
Jodi Jamison	Chief Legal Officer	None
Bradley A. Stearns	Secretary; Clerk	None
Julie Bartos	Assistant Secretary; Assistant Clerk	None
Charlene Wilson	Treasurer; Chief Financial Officer; Financial & Operations Principal	None
Maria Schaffer	Assistant Treasurer; Controller	None
Bruno Di Stefano	Vice President	None
Susan K. Moscaritolo	Vice President	None

Item 28.	Location of Accounts and Records

1.	PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-0903
(records relating to its function as fund accountant, transfer agent and administrator)

2.	PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406-0903
(records relating to its functions as distributor)

3.	PFPC Trust Company
8800 Tinicum Boulevard, 3rd Floor
Philadelphia, PA 19153.
(records relating to its function as custodian)

4.	Wilshire Associates Incorporated
1299 Ocean Avenue
Suite 700
Santa Monica, CA 90401
(records relating to its function as investment adviser)

5.	AG Asset Management LLC
245 Park Avenue
New York, NY 10167
(records relating to its function as investment sub-adviser)

6.	AXA Rosenberg Investment Management LLC
4 Orinda Way - Building E
Orinda, CA 94563
(records relating to its function as investment sub-adviser)

7.	Thompson, Siegel & Walmsley LLC
6806 Paragon Place, Suite 300
Richmond, VA 23230
(records relating to its function as investment sub-adviser)

8.	TWIN Capital Management, Inc.
3244 Washington Road, Suite 202
McMurray, PA 15317
(records relating to its function as investment sub-adviser)

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, Wilshire Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of their Post-Effective Amendment No. 32 under Rule 485 (b) under the Securities Act and has duly caused this Post-Effective Amendment No. 32 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Los Angeles, and State of California on the 16th day of November, 2007.

Wilshire Mutual Funds, Inc.

By:	/s/ Lawrence E. Davanzo
Lawrence E. Davanzo, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

	/s/ Lawrence E. Davanzo Lawrence E. Davanzo	Director and President (Principal executive officer)	November 16, 2007

	/s/ DeWitt F. Bowman* DeWitt F. Bowman	Director	November 16, 2007

	/s/ Roger A. Formisano* Roger A. Formisano	Director	November 16, 2007

	/s/ Richard A. Holt* Richard A. Holt	Director	November 16, 2007

	/s/ Harriet A. Russell* Harriett A. Russell	Director	November 16, 2007

	/s/ George J. Zock* George J. Zock	Director, Chairman of the Board	November 16, 2007

	/s/ Danny Kang Danny Kang	Treasurer (Principal financial officer)	November 16, 2007

*By:	/s/ Lawrence E. Davanzo		November 16, 2007
As Attorney-in-Fact and Agent pursuant to Power of Attorney previously filed with the Registrant’s Post-Effective Amendment No. 27.

Exhibit Index

Item	Exhibit
(a)(10)	Articles of Amendment

(d) (2)	Notice relating to Investment Advisory Agreement

(d) (3)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and AG Asset Management LLC

(d) (4)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and AXA Rosenberg Investment Management LLC

(d) (5)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Thompson, Siegel & Walmsley LLC

(d) (6)	Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and TWIN Capital Management, Inc.

(e) (2)	Amendment to Exhibit A of Distribution Agreement with PFPC Distributors, Inc.

(g) (2)	Form of Amendment to Custodian Services Agreement with PFPC Trust Company

(g) (3)	Form of Custody Agreement with Custodial Trust Company

(h) (2)	Amendment to Fund Accounting, Financial and Regulatory Administration and Transfer Agency Services Agreement with PFPC Inc.

(h) (3)	Expense Limitation Agreement

(i)	Opinion and Consent of Counsel

(p) (2)	Code of Ethics of AG Asset Management LLC

(p) (3)	Code of Ethics of AXA Rosenberg Investment Management LLC

(p) (4)	Code of Ethics of Thompson, Siegel & Walmsley LLC

(p) (5)	Code of Ethics of TWIN Capital Management, Inc.